Vanguard Global Credit Bond Fund

Supplement Dated December 20, 2018, to the Prospectus Dated November 12, 2018

Prospectus Text Changes

The first paragraph under the heading “Fund Distributions” in the Dividends, Capital Gains, and Taxes section is hereby deleted in its entirety and replaced with the following:

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are declared quarterly and distributed quarterly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

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Vanguard Marketing Corporation, Distributor.	PS 2025 122018